UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MICROSOFT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholders Meeting to Be Held on December 2, 2015.

C/O PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY 11735

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 2, 2015
Date: December 2, 2015 Time: 8:00 a.m. PT
Location:	Meydenbauer Center
11100 NE 6th Street
Bellevue, Washington
Meeting live via the Internet-please visit
microsoft.onlineshareholdermeeting.com.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT               ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 19, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow  ➔  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:	Go to microsoft.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote "FOR" EACH OF THE FOLLOWING NOMINEES, "FOR" PROPOSAL 2, and "FOR" PROPOSAL 3.

1.	Election of Directors: (The Board recommends a vote FOR each nominee)

	01.	William H. Gates lll

	02.	Teri L. List-Stoll

	03.	G. Mason Morfit

	04.	Satya Nadella

	05.	Charles H. Noski

	06.	Helmut Panke

	07.	Sandra E. Peterson

	08.	Charles W. Scharf

	09.	John W. Stanton

	10.	John W. Thompson

	11.	Padmasree Warrior

2.	Advisory vote on executive compensation (The Board recommends a vote FOR this proposal)

3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2016 (The Board recommends a vote FOR this proposal)

SCAN TO VIEW MATERIALS & VOTE

MICROSOFT CORPORATION
SHAREHOLDERS OF RECORD AS OF OCTOBER 2, 2015
ANNUAL SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 2, 2015

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.
To vote by Internet
Before The Meeting
1)	Go to website www.proxyvote.com or scan the QR Barcode above.
2)	Follow the instructions provided on the website.
During The Meeting
1)	Go to website microsoft.onlineshareholdermeeting.com.
2)	Follow the instructions provided on the website.
To vote by Telephone
1)	Call 1-800-454-8683.
To vote by Mail
1)	Complete and return your voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M96369-P69200

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The board of directors recommends you vote FOR the following proposals:
1.	Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain
	01.	William H. Gates lll	☐	☐	☐
	02.	Teri L. List-Stoll	☐	☐	☐
	03.	G. Mason Morfit	☐	☐	☐
	04.	Satya Nadella	☐	☐	☐
	05.	Charles H. Noski	☐	☐	☐
	06.	Helmut Panke	☐	☐	☐
	07.	Sandra E. Peterson	☐	☐	☐
	08.	Charles W. Scharf	☐	☐	☐
	09.	John W. Stanton	☐	☐	☐
	10.	John W. Thompson	☐	☐	☐
	11.	Padmasree Warrior	☐	☐	☐
PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐

		For	Against	Abstain
2.	Advisory vote on executive compensation (The Board recommends a vote FOR this proposal)	☐	☐	☐
3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2016 (The Board recommends a vote FOR this proposal)	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date